Fees Summary	Oct. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 46,138,983.00
Previously Paid Amount	0.00
Total Fee Amount	6,371.80
Total Offset Amount	0.00
Net Fee	$ 6,371.80